UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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American Beacon Funds

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AMERICAN BEACON SMALL CAP VALUE FUND

A Series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

INFORMATION STATEMENT

May 15, 2025

This document is an Information Statement for the shareholders of the American Beacon Small Cap Value Fund (the “Fund”), a series of American Beacon Funds (“Trust”). On March 5, 2025, following a recommendation by American Beacon Advisors, Inc. (“Manager”) to do so, the Board of Trustees (“Trustees” or “Board”) of the American Beacon Funds (“Trust”) approved the appointment of Westwood Management Corp. (“Westwood”), as a new sub-advisor to a portion of the Fund. Prior to March 8, 2025, Newton Investment Management North America, LLC (“NIMNA”) also served as sub-advisor to a portion of the Fund. Effective after the close of business on March 7, 2025, the investment advisory agreement among the Trust, on behalf of the Fund, the Manager, and NIMNA was terminated, NIMNA ceased to serve as a sub-advisor to the Fund, and the assets previously managed by NIMNA were transitioned to align with Westwood’s investment portfolio. On March 28, 2025, Westwood began managing the portion of the Fund’s assets that had previously been managed by NIMNA, serving alongside the Fund’s other sub-advisors: Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; DePrince, Race & Zollo, Inc.; and Hotchkis and Wiley Capital Management, LLC (together with Westwood, the “Sub-Advisors”). The appointment of Westwood has not resulted in any changes to the Fund’s investment objective, strategies, or management fee rate paid by the Fund to the Manager. Following the appointment of Westwood, the aggregate management and investment advisory fee rate payable by the Fund to the Manager and the Sub-Advisors is lower.

This Information Statement is being furnished by the Fund in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (“SEC Order”). Pursuant to the SEC Order, the Manager and the Trust, on behalf of the Fund, are permitted to enter into new or modified advisory agreements with existing or new unaffiliated sub-advisors with the approval of the Board, but without approval of Fund shareholders. Accordingly, the investment advisory agreement among the Trust, on behalf of the Fund, the Manager and Westwood, dated March 5, 2025 (the “Agreement”), has not been submitted to a vote of shareholders of the Fund.

The purpose of this Information Statement is to provide you with information about Westwood. This Information Statement also discusses the terms of the Agreement. This information is being provided on or about May 23, 2025 to the Fund’s shareholders of record as of March 7, 2025. No action is required of you. We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

INTRODUCTION

The Manager is located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. The Manager serves as the Fund’s investment manager and administrator. In this capacity, the Manager, among other things, develops each Fund’s overall investment strategies, selects and changes sub-advisors to each Fund, allocates assets among sub-advisors, monitors and evaluates the sub-advisor’s investment performance, and monitors the sub-advisor’s compliance with each Fund’s investment objective, policies and restrictions.

The number and dollar value of the issued and outstanding shares of the Fund as of March 7, 2025 are set forth in Appendix A. In a matter that were to be submitted to shareholders, shareholders of the Fund would be entitled to one vote for each dollar of net asset value (number of shares owned multiplied by net asset value per share) as to any matter on which the shareholder is entitled to vote, and each fractional dollar amount would be entitled to a proportionate fractional vote. However, as noted above, we are not asking you for a proxy, and you are requested not to send us a proxy. Please see Appendix B for a listing of shareholders of record or known by the Fund to own beneficially more than 5% of the shares of any class of the Fund as of March 7, 2025. As of that date, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of each class of the Fund.

You may obtain a copy of the Fund’s most recent Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, free of charge, by writing to American Beacon Funds at P.O. Box 219643, Kansas City, MO 64121-9643, by calling 1-800-658-5811-option 1, or by visiting www.americanbeaconfunds.com, or you may directly inform your financial intermediary of your wish.

APPOINTMENT OF WESTWOOD MANAGEMENT CORP.

At its March 5, 2025 meeting (“Meeting”), the Board considered the approval of a new investment advisory agreement (the “Agreement”) among the Manager, the Trust, on behalf of the Fund, and Westwood, the proposed sub-advisor for the Fund.

Prior to the Meeting, information was provided to the Board by Westwood in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Agreement. In addition, on March 5, 2025, the Investment Committee of the Board met with representatives of Westwood.

Provided below is an overview of the primary factors the Board considered at its Meeting at which the Board considered the approval of the Agreement. In determining whether to approve the Agreement, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services to be provided; (2) the prior investment performance of a composite of similar accounts managed by Westwood (the “Composite”); (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Fund with the sub-advisor that Westwood would replace, and contracts entered into by Westwood with other clients; and (6) any other benefits anticipated to be derived by Westwood from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Fund.

Nature, Extent and Quality of the Services to Be Provided by Westwood. The Board considered information regarding Westwood’s principal business activities and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. The Board also considered Westwood’s investment resources, infrastructure, and the adequacy of its compliance program. The Board also took into consideration the Manager’s recommendation of Westwood. The Board considered Westwood’s representation that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent, and quality of the advisory services to be provided by Westwood were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of Westwood. The Board evaluated the information provided by Westwood regarding the performance of the Composite relative to the performance of the Fund’s benchmark indices. The Board

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considered information provided by Westwood regarding the comparative performance of the Composite for various periods ended December 31, 2024, including the reasons for periods of underperformance relative to the benchmark for the strategy, the Fund’s broad-based securities market index and an industry peer group. Based on the foregoing information, the Board concluded that the historical investment performance record of Westwood supported approval of the Agreement.

Comparisons of the Amounts to Be Paid Under the Agreement with Those Under Contracts Between Westwood and Its Other Clients. In evaluating the Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Westwood on behalf of the Fund. The Board considered that Westwood’s advisory fee rate is less than the fee rate paid by the Fund to the sub-advisor that Westwood would replace. The Board also considered that Westwood’s investment advisory fee rate under the Agreement would be paid to Westwood by the Fund. Additionally, the Board considered Westwood’s representation that the advisory fee rate proposed for the Fund is favorable compared to other comparable client accounts and was lower than its standard fee rate. After evaluating this information, the Board concluded that Westwood’s advisory fee rate under the Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the Services to Be Provided and Profits to Be Realized by Westwood and Its Affiliates from Its Relationship with the Fund. The Board did not consider the costs of the services to be provided and any profits to be realized by Westwood from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and Westwood with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Westwood’s representation that it believes that the proposed advisory fee rate for the Fund reflects anticipated economies of scale for the benefit of the Fund’s investors.

Benefits to Be Derived by Westwood From Its Relationship with the Fund. The Board considered Westwood’s representation that it has not identified any “fall-out” benefits that may accrue to it or its affiliates because of its proposed relationship with the Fund. Based on the foregoing information, the Board concluded that “fall-out” benefits was not a material factor for its consideration.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or Westwood, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Agreement is in the best interests of the Fund and approved the Agreement.

DESCRIPTION OF THE WESTWOOD INVESTMENT ADVISORY AGREEMENT AND COMPARISON TO THE NIMNA AGREEMENT

The Agreement among Westwood, the Trust, on behalf of the Fund, and the Manager, dated March 5, 2025, will continue in effect for an initial term of two years. After the initial two-year term, the Agreement will continue in effect only if it is approved annually in conformity with the requirements of the 1940 Act (and any related rules, regulations, orders, exemptions and interpretations thereunder) (i.e., by the Board or by the vote of the shareholders of a majority of the outstanding shares of a Fund, and also, in either event, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party).

Under the Agreement, Westwood manages a portion of the Fund’s assets allocated to it by the Manager. The Manager may change the amount of assets allocated to Westwood at any time. Westwood has discretion pursuant to the Agreement to purchase and sell securities for its allocated segment of Fund assets in accordance with the Fund’s objectives, policies and limitations, and the more specific investment guidelines or restrictions provided by the Manager. In addition, the Manager will make investment decisions with respect to the portion of the allocated assets that Westwood determines should be invested in short-term money market instruments. Westwood is subject to general supervision by the Board and officers of the Trust and the Manager.

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The advisory fee paid to Westwood under the Agreement is lower at all asset levels than the advisory fee rate paid to NIMNA under the prior investment advisory agreement among NIMNA, the Trust, on behalf of the Fund, and the Manager, dated March 14, 2024 (“NIMNA Agreement” and, together with the Agreement, the “Agreements”). Accordingly, the effective advisory fee rate that the Fund pays to Westwood under the Agreement is lower than the effective advisory fee rate that the Fund paid to NIMNA under the NIMNA Agreement. The following table shows the aggregate investment advisory fees paid by the Fund to the Sub-Advisors during the fiscal year ended October 31, 2024, which includes the fees paid to NIMNA pursuant to the NIMNA Agreement:

Aggregate Sub-Advisory Fees Paid by the Fund to Sub-Advisors	Aggregate Sub-Advisory Fees Paid by the Fund to Sub-Advisors as a % of Average Net Assets of the Fund
$16,168,165	0.35%

The following table shows the aggregate investment advisory fees that would have been paid to the Sub-Advisors had Westwood served as a Sub-Advisor to the Fund under the Agreement during the fiscal year ended October 31, 2024, and the difference in these fees from the actual fees set forth above:

Aggregate Sub-Advisory Fees that Would Have Been Paid by the Fund to Sub-Advisors	Aggregate Sub-Advisory Fees that Would Have Been Paid by the Fund to Sub-Advisors as a % of Average Net Assets of the Fund	Difference Between the Sub-Advisory Fee Paid to Sub-Advisors Including NIMNA, and the Fee that Would Have Been Paid to Sub-Advisors, Including Westwood, in Dollars and as a % of Average Net Assets of the Fund	Percentage Decrease in Sub-Advisory Fee Paid to Sub-Advisors, Including Westwood, as Compared to Sub-Advisory Fee Paid to Sub-Advisors, Including NIMNA
$15,875,235	0.34%	($292,930) (0.01%)	(2%)

The Agreement does not protect Westwood against any liability to which it might be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and/or duties under the Agreement (“Disqualifying Conduct”). The Agreement will automatically and immediately terminate upon its assignment and may be terminated without penalty at any time by the Manager, by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund, each on not less than 30 days’ nor more than 60 days’ written notice to Westwood. Westwood may also terminate the Agreement without penalty upon 60 days’ written notice to the Trust. Additionally, the Agreement may be terminated (1) upon written notice by a party to another party of a material breach of the Agreement by the other party, unless it is cured within 30 days; and (2) by the Manager immediately upon written notice to Westwood if Westwood gives notice of any financial condition that is likely to impair its ability to fulfill its commitments under the Agreement, or if Westwood otherwise becomes unable to discharge its duties and obligations (“Additional Termination Provisions”).

The terms of the Agreement are substantially similar to the terms of the NIMNA Agreement other than the investment advisory fee rate and the effective date. However, the Agreement incorporates certain different and additional provisions enumerating Westwood’s responsibilities, including as set forth below:

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•	Duties of Westwood. The Agreement provides that Westwood is authorized, on behalf of the Fund, and consistent with the investment discretion delegated to Westwood in the Agreement, to enter into agreements and execute any documents including, without limitation, futures and options transactions, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, and other investment related agreements (“Investment Agreements”) required to meet the obligations of the Trust with respect to any investments made for the Funds. This authorization is more detailed than the one included in the NIMNA Agreement. Westwood also has the authority to make all elections required in such Investment Agreements, receive all related notices from and provide notices to brokers or other counterparties with respect to such Investment Agreements, and transact in futures contracts and options on futures contracts on margin, in accordance with the Agreement.

•	Affiliate Company Resources. The Agreement allows Westwood to seek assistance from and rely upon investment advisory resources provided by its affiliates, provided that the Manager has provided prior written consent and the arrangement is subject to a written agreement. It further provides that: (1) Westwood remains responsible to the Manager and the Trust for its obligations under the Agreement; (2) Westwood remains liable as if such services were provided directly; (3) neither the Manager nor the Fund is responsible for any additional fees or expenses; and (4) the Manager consents in writing to Westwood’s payment of any fee based on the assets of the Fund to any person providing research or serving as investment adviser to Westwood. There was no comparable provision in the NIMNA Agreement.

•	Sub-Advisor Liability. Neither of the Agreements protect the applicable sub-advisor against liability for Disqualifying Conduct. However, the Agreement extends Westwood’s liability to include claims occurring in connection with any untrue statement or omission of a material fact in the Fund’s registration statement, filings, and sales materials if it was made in reliance on information provided by Westwood.

•	Most Favored Nations Clause. The Agreements both include a most favored nations clause, which ensures that the Fund will receive the lowest fee rate offered by the sub-advisor to comparable accounts. The Agreement provides that: (1) the blended fee rate charged to the Fund will not exceed the blended fee rate charged to an account managed by Westwood according to similar investment objectives, with similar servicing requirements and of the same or smaller size (including other funds managed for the same client); and (2) the actual annual dollar fee paid by another client of the same or larger size for whom Westwood provides investment advisory services under an asset-based fee arrangement (excluding performance fee arrangements) for an account managed according to similar investment objectives, with similar servicing requirements, will not be less than the annual dollar fee paid by the Fund. While both Agreements include similar clauses, the criteria for the identification of comparable accounts and determination whether a fee rate is more favorable differ.

•	Compensation. The Agreement makes explicit that Westwood will bear the expenses that Westwood incurs in providing services to the Funds. The Agreement also provides for Westwood, upon the Manager’s request, to reimburse the Manager for costs associated with certain supplements to the Funds’ prospectus and statement of additional information (“SAI”), and necessary Board approvals or proxy expenses related to those changes, including changes to Westwood’s structure, key investment personnel, investment style or management or a change in control. There was no comparable provision in the NIMNA Agreement.

•	Compliance Requirements. The Agreement makes explicit certain compliance obligations that were not enumerated in the NIMNA Agreement. Among other things, the Agreement explicitly requires that Westwood: (1) provide certifications and other documentation to the Manager regarding, among other matters, Westwood’s code of ethics and compliance program and to support the certifications required to be made by the Trust’s officer in connection with the preparation and filing of the Trust’s reports on Form N-CSR; (2) maintain the confidentiality of the Fund’s non-
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public records and take reasonable measures against unauthorized access to or use of non-public Fund and shareholder information; (3) maintain disaster recovery and cybersecurity programs; and (4) provide periodic and special reports to the Manager concerning, among other matters, the transactions and performance of the Fund.

•	Termination. The NIMNA Agreement does not include the Additional Termination Provisions discussed above.

•	Notification Requirements. Certain provisions of the Agreement are not included in the NIMNA Agreement. Specifically, the Agreement requires that Westwood promptly notify the Manager of: (1) of any impending change of a portfolio manager, portfolio management strategy or other material matter that may require disclosure to the Board and/or shareholders; (2) any material inconsistency between the manner in which Westwood is managing the Fund and the disclosure in the Fund’s prospectus or statement of additional information; (3) any information security breach or acquisition of non-public Fund or shareholder information; (4) any financial condition that is reasonably or foreseeably likely to impair its ability to fulfill its commitments under the Agreement or disqualify it under Section 9(a) of the 1940 Act; and (5) any criminal, or certain civil and administrative, actions.

INFORMATION ABOUT WESTWOOD

Westwood’s principal place of business is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (“Westwood Holdings”). As of March 31, 2025, Westwood had approximately $13.8 billion in assets under management.

The following table provides the name and principal occupation of the principal executive officers and directors of Westwood. The address of each of the principal executive officers and directors as it relates to that person’s position with Westwood is 200 Crescent Court, Suite 1200, Dallas, Texas 75201.

Name	Principal Occupation
Brian O. Casey	Chief Executive Officer, Board of Directors*
Fabian Gomez	President, Chief Operating Officer*
Murray Forbes	Managing Director, Chief Financial Officer*
David Linton	Managing Director, Head of Distribution*
Susan M. Byrne	Founder and Director Emerita*
Randy Bowman	Board of Directors, Chairman of Governance/Nominating Committee - CEO of At Last! Urban Boarding Experience
Ellen H. Masterson	Board of Directors*
Geoffrey R. Norman	Board of Directors*
Hale Hoak	Board of Directors - President of Hoak & Co.
Katherine Murray	Board of Directors - Independent Financial Consultant/Interim CFO

* None of the principal executive officers and directors of Westwood listed above have principal employment other than their respective positions with Westwood or its affiliates.

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The following table provides the name and address of all parents of Westwood and the basis of control of each parent by its immediate parent.

Name	Address	Basis of Control	If Partnership, Largest General Partnership Interests	If Corporation, % of Voting Securities Owned by Immediate Parent
Westwood Holdings Group, Inc.	200 Crescent Court, Suite 1200, Dallas, Texas 75201	Parent Company	N/A	N/A

Westwood serves as an investment advisor or sub-advisor to registered investment companies with investment objectives and strategies similar to those of the Fund. Information regarding these funds is included in Appendix C to this Information Statement.

INFORMATION ABOUT THE FUND’S SUB-ADVISORS

The Fund’s Sub-Advisors serve as investment advisors with respect to the portion of Fund assets allocated to them, pursuant to separate investment advisory agreements. The assets of the Fund currently are allocated by the Manager to the following investment advisors, although the Manager directs the investment of Fund assets that the Sub-Advisors determine should be allocated to short-term investments:

Barrow, Hanley, Mewhinney & Strauss, LLC

Brandywine Global Investment Management, LLC

DePrince, Race & Zollo, Inc.

Hotchkis and Wiley Capital Management, LLC

Westwood Management Corp.

Prior to March 8, 2025, a portion of the assets of the Fund were allocated to NIMNA pursuant to the NIMNA Agreement, which had been most recently approved by the Board at their meeting on July 12, 2023. Effective after the close of business on March 7, 2025, the NIMNA Agreement was terminated in connection with a determination by the Board, upon the recommendation of the Manager, that such termination was in the best interests of the Fund, NIMNA ceased to serve as a sub-advisor to the Fund, and the assets previously managed by NIMNA were transitioned to align with Westwood’s requested investment portfolio. Prior to the termination of the NIMNA Agreement, it had not previously been submitted to shareholders for approval. NIMNA’s predecessor firm, The Boston Company Asset Management, was originally approved by the Board at their August 27, 2004 meeting, pursuant to the conditions of the Trust’s prior exemptive order from the Securities and Exchange Commission. On March 28, 2025, Westwood commenced managing the portion of Fund assets previously managed by NIMNA. Assets are allocated among Sub-Advisors to provide diversification and to reduce the possible impact of any one Sub-Advisor’s sub-par performance on the performance of the Fund.

Principal Underwriter, OTHER SERVICE PROVIDERS, and Affiliated Brokers

Resolute Investment Distributors, Inc., located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is the Fund’s principal underwriter.

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Fund. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the 1940 Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.

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During the fiscal year ended October 31, 2024, the following brokerage commissions were paid to affiliated brokers by the Fund:

Broker	Affiliated With*	Aggregate Amount of Commissions	Percentage of Fund’s Aggregate Brokerage Commissions
Keybanc Capital Markets (cleared with affiliate Pershing)	Newton Investment Management North America	$79,631	1.74%
Leerink Partners LLC (cleared with affiliate Pershing)	Newton Investment Management North America	$10,725	0.23%
Piper Jaffray Ltd. (cleared with affiliate Pershing)	Newton Investment Management North America	$85,856	1.88%
Stephens, Inc. (cleared with affiliate Pershing)	Newton Investment Management North America	$5,554	0.12%

* The listed brokers clear through Pershing LLC, which is under common control and thus affiliated with NIMNA. Pershing may receive clearing fees indirectly from the Fund, the amount of which is unknown. The aggregate commissions reported above were paid by the Fund to the unaffiliated broker, which may pay a portion of the commissions to Pershing for clearing services.

* * * * *

By Order of the Board of Trustees,

Rosemary K. Behan
Secretary & Chief Legal Officer

May 15, 2025

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AMERICAN BEACON SMALL CAP VALUE FUND

A Series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

May 15, 2025

This communication presents only an overview of the more complete information statement (“Information Statement”) that is available to you on the Internet or by mail relating to American Beacon Small Cap Value Fund (the “Fund”), a series of American Beacon Funds (“Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

On March 5, 2025, following a recommendation by American Beacon Advisors, Inc. (“Manager”) to do so, the Board of Trustees (“Trustees” or “Board”) of the Trust approved the appointment of Westwood Management Corp. (“Westwood”) as a new sub-advisor to a portion of the Fund. Prior to March 8, 2025, Newton Investment Management North America LLC (“NIMNA”) also served as sub-advisor to a portion of the Fund. Effective after the close of business on March 7, 2025, the investment advisory agreement among the Trust, on behalf of the Fund, the Manager, and NIMNA was terminated, NIMNA ceased to serve as a sub-advisor to the Fund, and the assets previously managed by NIMNA were transitioned to align with Westwood’s investment portfolio. On March 28, 2025, Westwood began managing the portion of the Fund’s assets that had previously been managed by NIMNA, serving alongside the Fund’s other sub-advisors: Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; DePrince, Race & Zollo, Inc.; and Hotchkis and Wiley Capital Management, LLC (together with Westwood, the “Sub-Advisors”). The appointment of Westwood has not resulted in any changes to the Fund’s investment objective, strategies or management fee rate paid by the Fund to the Manager. Following the appointment of Westwood, the aggregate management and investment advisory fee rate payable by the Fund to the Manager and the Sub-Advisors is lower.

Additional information about the Manager, Westwood, the investment advisory agreement among Westwood, the Manager, and the Trust, on behalf of the Fund, dated March 5, 2025 (“Agreement”), and the Board’s approval of the Agreement is contained in the Information Statement.

Pursuant to an exemptive order that the Trust has received from the Securities and Exchange Commission, the Manager and the Trust, on behalf of the Fund, are permitted to enter into new or modified advisory agreements with existing or new unaffiliated sub-advisors with the approval of the Board, but without approval of Fund shareholders. Accordingly, the Agreement has not been submitted to a vote of shareholders of the Fund. No action is required of you. Therefore, We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Notice of Internet Availability of the Information Statement (“Notice”) is being mailed on or about May 23, 2025 to the Fund’s shareholders of record as of March 7, 2025. The Fund will bear the expenses incurred in connection with preparing and delivering this notification. By sending this Notice, the Fund and the Trust are notifying you that they are making the Information Statement available to you online in lieu of mailing or sending you an email with a copy. You may print and view the full Information Statement and the Fund’s most recent Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, on the Internet at www.americanbeaconfunds.com. The Information Statement will be available on the website for at least 90 days after the date of this Notice. A paper or email copy of the Information Statement and/or the Fund’s most recent Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained, without charge, by contacting the Fund by phone at 1-800-658-5811, on the internet at www.americanbeaconfunds.com or by e-mail at americanbeaconfunds@ambeacon.com. If you would like to receive a paper or e-mail copy of the full

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Information Statement, you must request one by August 22, 2025. You will not otherwise receive a paper or e-mail copy if you do not request one. If you have any questions about this Notice, please contact your financial advisor (if applicable) or contact the Fund at the phone number provided above.

One copy of this Notice may be delivered to multiple shareholders who share a single address, unless the Trust has previously received contrary instructions from one or more of the shareholders. If you would like to obtain additional copies of this Notice for each such shareholder, or a copy of the Fund’s most recent Annual or Semi-annual Shareholder Reports, or financial statements and accompanying notes, free of charge, or would like to receive separate copies for each shareholder in the future, please write to the Trust at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn: Terri L. McKinney, or call 1-800-967-9009, and such copies will be provided promptly. The Trust will begin sending individual copies of such documents within 30 days after receiving your notification. If you received a Notice for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

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APPENDIX A

AMERICAN BEACON SMALL CAP VALUE FUND

OUTSTANDING SHARES AND DOLLAR VALUE

(AS OF MARCH 7, 2025)

Small Cap Value Fund	A Class	C Class	Y Class	R6 Class	Advisor Class	R5 Class	Investor Class
Outstanding Shares	2,241,174.79	239,588.96	15,707,991.04	69,307,946.54	828,449.67	72,319,079.21	10,324,204.61
Dollar Value	$47,064,670.54	$4,621,670.95	$355,314,757.26	$1,605,172,041.91	$17,654,262.36	$1,676,356,255.92	$224,138,284.46
A-1

APPENDIX B

AMERICAN BEACON SMALL CAP VALUE FUND

RECORD AND BENEFICIAL OWNERS OF 5% OR MORE OF SHARES

AS OF MARCH 7, 2025

As of March 7, 2025, the following shareholders owned more than 5% percent of each class of the Fund, to the knowledge of the Fund. Certain shareholders are record owners of Fund shares only, as indicated by an asterisk. As of that date, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of each class of the Fund.

SMALL CAP VALUE FUND - A CLASS
Shareholder Name and Address	Number of Shares	% of Class
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	113,394.66	5.06%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	110,331.88	4.92%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	380,968.82	16.99%
LINCOLN RETIREMENT SERVICES COMPANY FBO BCPS 403B PO BOX 7876 FORT WAYNE IN 46801-7876	159,732.51	7.13%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	215,142.53	9.60%

SMALL CAP VALUE FUND - C CLASS
Shareholder Name and Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	55,449.03	23.14%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	52,428.07	21.88%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUNDS OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS MN 55401-7582*	12,278.97	5.13%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	46,994.86	19.61%
WELLS FARGO CLEARING SERVICES LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	13,574.88	5.67%
B-1

SMALL CAP VALUE FUND - Y CLASS
Shareholder Name and Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,193,300.80	7.60%
LPL FINANCIAL* 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9,943,404.18	63.30%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,582,738.87	10.08%

SMALL CAP VALUE FUND – R6 CLASS
Shareholder Name and Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,805,852.20	5.49%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484*	4,553,419.88	6.57%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22,905,677.24	33.05%
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	7,913,604.40	11.42%
B-2

SMALL CAP VALUE FUND - ADVISOR CLASS
Shareholder Name and Address	Number of Shares	% of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	184,856.21	22.31%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	55,171.66	6.66%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	69,306.24	8.37%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	128,452.71	15.51%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	75,964.61	9.17%

SMALL CAP VALUE FUND – R5 CLASS
Shareholder Name and Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	23,361,295.78	32.30%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24,491,195.26	33.87%

SMALL CAP VALUE FUND - INVESTOR CLASS
Shareholder Name and Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC* SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,429,753.51	23.53%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,197,327.53	50.34%

* Denotes record owner of Fund shares only.

B-3

APPENDIX C

INFORMATION REGARDING SIMILAR FUNDS ADVISED OR SUBADVISED BY WESTWOOD

Similar Fund	Similar Fund Assets of March 31, 2025	Similar Fund Advisory Fee Rate
Morningstar US Equity Fund	$75.60 mil	0.67%
Timothy Plan Small Cap Value Fund	$149.88 mil	0.85%
Westwood Quality SmallCap Fund*	$968.84 mil	0.85%*

* Westwood has waived, reduced or otherwise agreed to reduce its compensation. The advisory fee rate reflected above is before any applicable fee waiver or reduction.

C-1